UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2025

The Honest Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40378	90-0750205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12130 Millennium Drive, #500 Los Angeles, CA		90094
(Address of Principal Executive Offices)		(Zip Code)
(888) 862-8818
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HNST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2025, The Honest Company, Inc. (the “Company”) issued a press release reaffirming its previously issued outlook for full year 2024 revenue and Adjusted EBITDA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On January 6, 2025, David Loretta, Chief Financial Officer (“CFO”) of the Company, notified the Company of his intention to retire during the 2025 fiscal year, effective as of a date that is mutually acceptable to Mr. Loretta and the Company after a successor has been hired (the “Retirement Date”). The Company has initiated a search, with the assistance of a leading executive search firm, to identify a successor for the CFO position. Mr. Loretta will continue to serve as CFO and will continue to receive his current base salary and other benefits currently provided to him to serve as CFO until the Retirement Date. Mr. Loretta’s decision to retire was not the result of any disagreement between Mr. Loretta and the Company.

The Company anticipates that it will enter into a retirement agreement with Mr. Loretta, which will govern the terms of his retirement from the Company.

Item 7.01 Regulation FD Disclosure.

On January 8, 2025, the Company issued a press release announcing Mr. Loretta’s retirement. The press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Report and the related Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act whether made before or after the date of this Report, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Report contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act) that involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements concerning the timing and terms of Mr. Loretta’s retirement. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, our ability to find a suitable successor to Mr. Loretta as well as the risks and uncertainties set forth in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 8, 2024, as updated by Part II, Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 12, 2024. Furthermore, such forward-looking statements speak only as of the date of this Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Honest Company, Inc.

Date:	January 8, 2025	By:	/s/ David Loretta
Name: David Loretta
Title: Executive Vice President, Chief Financial Officer